Exhibit 99.1

WisdomTree Announces Private Offering of $525.0 Million of Convertible Senior Notes

NEW YORK, NY March 23, 2026 (BUSINESS WIRE) – WisdomTree, Inc. (NYSE: WT) (“WisdomTree”), a global financial innovator, today announced its intention to offer, subject to market conditions and other factors, $525.0 million aggregate principal amount of convertible senior notes due 2031 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). WisdomTree also expects to grant the initial purchasers of the notes an option to purchase up to an additional $78.75 million aggregate principal amount of the notes to be settled during a period of 13 days from, and including, the date the notes are first issued.

WisdomTree intends to use approximately $200.0 million of the net proceeds from the offering to pay the closing consideration for its previously announced acquisition of Atlantic House Holdings Limited (the “Acquisition”); a portion of the net proceeds from the offering to pay the cash consideration to exchange its 3.25% convertible senior notes due 2029 (the “2029 notes”) in the notes exchange transactions, as described below; and the remainder of the net proceeds from the offering, if any, for working capital and other general corporate purposes, which may include the repayment of indebtedness, including under its 3.25% convertible senior notes due 2026 (the “2026 notes”), the remaining 2029 notes and its 4.625% convertible senior notes due 2030. If the Acquisition is not consummated, WisdomTree intends to use the proceeds it would have otherwise used to finance the Acquisition for general corporate purposes as described above.

Prior to July 1, 2031, the notes will be convertible at the option of the holders of the notes only upon the satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, WisdomTree will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at WisdomTree’s election, in respect of the remainder, if any, of WisdomTree’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The notes will also be redeemable, in whole or in part, for cash at WisdomTree’s option at any time, and from time to time, on or after April 6, 2028 in certain circumstances. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

Concurrently with the pricing of the notes in the offering, WisdomTree expects to enter into one or more separate, privately negotiated transactions with one or more holders of: (i) its 2026 notes to exchange up to approximately $75.0 million in aggregate principal amount of the 2026 notes for shares of its common stock, and cash in respect of accrued and unpaid interest on such 2026 notes; and (ii) its 2029 notes to exchange up to approximately $275.0 million in aggregate principal amount of the 2029 notes for a combination of cash and shares of WisdomTree’s common stock, and cash in respect of accrued and unpaid interest on such 2029 notes, in each case on terms to be negotiated with each holder (each, a “notes exchange transaction” and together, the “notes exchange transactions”). No assurance can be given as to how much, if any, of the 2026 notes or the 2029 notes will be exchanged or the terms on which they will be exchanged.

WisdomTree expects that holders of the 2029 notes who agree to have their 2029 notes exchanged and who have hedged their equity price risk with respect to such notes (the “hedged holders”) will unwind all or part of their hedge positions by buying WisdomTree’s shares of common stock and/or entering into or unwinding various derivative transactions with respect to WisdomTree’s shares of common stock. The amount of common stock to be purchased by the hedged holders or in connection with such derivative transactions may be substantial in relation to the historic average daily trading volume of WisdomTree’s common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of WisdomTree’s common stock, including concurrently with the pricing of the notes offered in the offering. WisdomTree cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes offered in the offering or WisdomTree’s common stock.

The notes will only be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The notes and the common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell or exchange nor a solicitation of an offer to buy or exchange any of these securities and shall not constitute an offer, solicitation, exchange or sale in any jurisdiction in which such offer, solicitation, exchange or sale is unlawful.

About WisdomTree

WisdomTree is a global financial innovator, offering a diverse suite of exchange-traded products (ETPs), models and solutions, private market investments and digital asset-related products. Our offerings empower investors to shape their financial future and equip financial professionals to grow their businesses. Leveraging the latest financial infrastructure, we create products that emphasize access and transparency and provide an enhanced user experience. Building on our heritage of innovation, we offer next-generation digital products and services related to tokenized real world assets and stablecoins, as well as our institutional platform, WisdomTree Connect™, and blockchain-native digital wallet, WisdomTree Prime®*, and have expanded into private markets through the acquisition of Ceres Partners’ U.S. farmland platform.

* The WisdomTree Connect institutional platform and WisdomTree Prime digital wallet and digital asset services are made available through WisdomTree Digital Movement, Inc., a federally registered money services business, state-licensed money transmitter and financial technology company (NMLS ID: 2372500) or WisdomTree Digital Trust Company, LLC, and may be limited where prohibited by law. WisdomTree Digital Trust Company, LLC is chartered as a limited purpose trust company by the New York State Department of Financial Services to engage in virtual currency business.

WisdomTree currently has approximately $150.8 billion in assets under management globally, inclusive of assets managed by Ceres Partners, LLC as of the last reportable period.

2

WisdomTree® is the marketing name for WisdomTree, Inc. and its subsidiaries worldwide.

PRODUCTS AND SERVICES AVAILABLE VIA WISDOMTREE CONNECT AND WISDOMTREE PRIME:

NOT FDIC INSURED | NO BANK GUARANTEE | NOT A BANK DEPOSIT | MAY LOSE VALUE | NOT SIPC PROTECTED | NOT INSURED BY ANY GOVERNMENT AGENCY

The products and services available through WisdomTree Connect and the WisdomTree Prime app are not endorsed, indemnified or guaranteed by any regulatory agency.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on WisdomTree’s management’s beliefs and assumptions and on information currently available to management. Although WisdomTree believes that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or WisdomTree’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond WisdomTree’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks described below. If one or more of these or other risks or uncertainties occur, or if WisdomTree’s underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this press release completely and with the understanding that WisdomTree’s actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

3

In particular, forward-looking statements in this press release may include statements about the proposed terms of the notes, the size of the notes offering, including the option to purchase additional notes to be granted to the initial purchasers, the expected use of the proceeds from the sale of the notes (including to finance the Acquisition), the consummation of the Acquisition, the potential effects of the notes exchange transactions on WisdomTree’s common stock and the market price of the notes, and other statements contained in this press release that are not historical facts. Forward-looking statements are subject to many risks and uncertainties, including without limitation, risks related to or associated with whether WisdomTree will consummate the offering of the notes on the expected terms, or at all, which could differ or change based upon market conditions or other reasons, and the other risks set forth under the caption “Risk Factors” in WisdomTree’s Annual Report on Form 10-K for the year ended December 31, 2025, and in subsequent reports filed with or furnished to the Securities and Exchange Commission.

Contact Information:

Investor Relations

Jeremy Campbell

+1.917.267.3859

jeremy.campbell@wisdomtree.com

Media Relations

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com

4